Exhibit 24.1



                                  July 22, 2004


Mr. Thomas A. Fanning                           Mr. Wayne Boston
The Southern Company                            Southern Company Services, Inc.
270 Peachtree Street, N.W.                      241 Ralph McGill Boulevard
Atlanta, GA 30303                               Atlanta, GA 30308


Dear Sirs:

         Gulf Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, covering not to exceed an aggregate of $200,000,000 (including previously registered securities) in any combination of preferred securities of a statutory trust or trusts and guarantee or guarantees, preferred stock and debt securities of Gulf Power Company.

         Gulf Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Gulf Power Company hereby authorizes you or either of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers and to file the same as aforesaid.

         The undersigned directors and officers of Gulf Power Company hereby authorize you or either one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                                  Yours very truly,

                                                  GULF POWER COMPANY



                                                  By /s/Susan N. Story
                                                      Susan N. Story
                                                      President and
                                                 Chief Executive Officer



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                                      - 2 -






   /s/C. LeDon Anchors                                     /s/Winston E. Scott
    C. LeDon Anchors                                        Winston E. Scott




/s/William C. Cramer, Jr.                                   /s/Susan N. Story
 William C. Cramer, Jr.                                      Susan N. Story




 /s/Fred C. Donovan, Sr.                                  /s/Ronnie R. Labrato
  Fred C. Donovan, Sr.                                      Ronnie R. Labrato




  /s/William A. Pullum                                    /s/Susan D. Ritenour
    William A. Pullum                                       Susan D. Ritenour

Extract from minutes of meeting of the board of directors of Gulf Power Company.

                             - - - - - - - - - - - -

         RESOLVED FURTHER, That for the purpose of signing such registration statement or statements and any amendment or amendments (including post-effective amendments) thereto, the Company, the members of its Board of Directors and its officers, be and they are hereby authorized to give their several powers of attorney to Thomas A. Fanning and Wayne Boston.

                             - - - - - - - - - - - -

         The undersigned officer of Gulf Power Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the Board of Directors of Gulf Power Company, duly held on July 22, 2004, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated:  August 9, 2004                               GULF POWER COMPANY



                                                     By /s/Wayne Boston
                                                         Wayne Boston
                                                     Assistant Secretary